                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 5, 2002
                                                          -------------



                        Learning Tree International, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             Delaware                     0-27248            95-3133814
-------------------------------         -----------      -------------------
(State or other jurisdiction of         Commission       (I.R.S. Employer
incorporation or organization)          file number      identification No.)


               6053 West Century Boulevard, Los Angeles, CA 90045
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code (310) 417-9700
                                                        ----------------

Item 4.  Changes in Registrant's Certifying Accountant.

On April 5, 2002, Learning Tree International, Inc. ("Learning Tree") dismissed Arthur Andersen LLP ("Arthur Andersen") who had previously acted as Learning Tree's independent auditor. Learning Tree engaged Ernst & Young LLP ("Ernst & Young") as its new independent auditors to audit the financial statements of Learning Tree for the fiscal year ending September 30, 2002, as well as to perform timely reviews of its fiscal 2002 second and third quarter results. This decision was approved by Learning Tree's Board of Directors upon the recommendation of its Audit Committee.

During Learning Tree's two most recent fiscal years ended September 30, 2000 and 2001 and the subsequent interim period through April 5, 2002:

          1. There were no disagreements between Learning Tree and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make a reference to the subject matter of the disagreement in connection with its reports;

          2. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred; and

          3. Neither Learning Tree nor anyone on its behalf consulted with Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Learning Tree's consolidated financial statements, or any other matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The audit reports of Arthur Andersen on the consolidated financial statements of Learning Tree as of and for Learning Tree's two most recent fiscal years ended September 30, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

A letter from Arthur Andersen is attached hereto as Exhibit 16.1




Item 7.  Financial Statements and exhibits.

          c) Exhibits.

           16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    LEARNING TREE INTERNATIONAL, INC.





Dated:   April 9, 2002              By:   /s/ Gary R. Wright
                                          --------------------------------------
                                          Gary R. Wright
                                          Chief Financial Officer and Secretary